                              EMPLOYMENT AGREEMENT

        AGREEMENT made as of the 31st day of December 2003, by and between COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the "Company"), having its
                                                          -------
principal office at 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410, and JOHN ROBLIN, currently residing at 71 Spring Hill Road, Annandale, New Jersey 08801 (the "Executive").
      ---------

                              W I T N E S S E T H :
                              - - - - - - - - - -

        WHEREAS, pursuant to an employment agreement, dated January 25, 2001, the Executive has served as the Chairman of the Board, President and Chief Executive Officer of the Company; and

        WHEREAS, the Company and the Executive desire that the Executive continue to be employed by the Company as Chairman of the Board, President and Chief Executive Officer of the Company, as provided herein.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

        1.      Employment. The Company, effective January 1, 2004, hereby
                ----------
agrees to continue to employ the Executive as Chairman of the Board, President and Chief Executive Officer of the Company, and the Executive hereby accepts such employment, all upon and subject to the terms and conditions hereinafter set forth.

        2.      Term. The term of employment under this Agreement shall commence
                ----
as of January 1, 2004 (the "Effective Date") and shall continue in full force
                            --------------
and effect until December 31, 2006 (including any renewal periods hereof, the "Employment Term"), subject to earlier termination as provided in Section 5
 ---------------
hereof. This Agreement may be renewed by the consent of both parties for a one-year period upon each party providing written notice of renewal to the other provided such written notice is given on or before October 1, 2006.

        3.      Duties.
                ------

                (a) The Executive will render his services to the Company as Chairman of the Board, President and Chief Executive Officer and shall perform such duties and services of such office or position. The Company agrees to nominate the Executive for re-election to the Board of Directors of the Company (the "Board") as a member of the management slate at each annual meeting of
      -----
stockholders during his employment hereunder at which the Executive's director class comes up for election. The Executive agrees to serve on the Board if elected. In addition, the Executive will hold such other offices and directorships in the Company or any parent or subsidiary of the Company to which, from time to time, he may be reasonably appointed or elected.

                (b) Except as otherwise provided herein and except for illness, permitted vacation periods and permitted leaves of absence consistent with the past practice of the Company or as otherwise approved by the Board, the Executive agrees that during the term of his employment hereunder, he shall devote all of his full working time and attention, and give his best effort, skill and abilities, exclusively to the business and interests of the Company.

        4.      Compensation; Benefits.
                ----------------------

                (a)     Salary. In consideration of the services to be rendered
                        ------
by the Executive hereunder, including, without limitation, any services rendered by him as an officer or director of the Company or any parent, subsidiary or affiliate of the Company, the Company agrees to pay to the Executive, and the Executive agrees to accept as compensation, an annual salary (the "Base Salary")
                                                                   -----------
of $300,000 for the period from the commencement of this Agreement to December 31, 2006, payable in equal bi-weekly installments in accordance with the Company's normal payroll policies. If this Agreement is renewed under Section 2 hereof, the Executive's Base Salary for the period of renewal shall be no less than the Executive's Base Salary as of the time of such renewal. The Company, by action of the Board or the Compensation Committee of the Board, may in its sole discretion increase the Base Salary at any time. The Executive's Base Salary shall be subject to all applicable withholding and other taxes.

                (b)     Bonus. In addition to the payment of the Base Salary, as
                        -----
provided for hereunder, the Company shall pay the Executive an annual bonus based upon the annual financial performance of the Company (the "Performance
                                                                 -----------
Bonus") in an amount equal to the product of the Performance Factor (as defined
-----
herein) and the Executive's Base Salary as in effect at that time; PROVIDED, however, that if the amount of the Performance Bonus is in excess of the amount of the Base Salary, then the Performance Bonus shall consist of (x) a cash payment in an amount equal to the Base Salary (the "Maximum Cash Bonus") and (y)
                                                    ------------------
the grant of such number of shares of restricted stock in the Company (the "Restricted Stock Shares") determined by dividing (A) the difference between the
 -----------------------
Performance Bonus and the Maximum Cash Bonus by (B) the price per share of the Company's common stock, $.01 par value per share (the "Common Stock"), based on
                                                       ------------
the closing sales price of shares of the Company's Common Stock on the last business day of such year. All Restricted Stock Shares granted hereunder with respect to any year during the Employment Term shall be subject to vesting in 2006 based on the performance of the Company, as set forth on Schedule A hereto.
                                                              ----------

For the purposes hereof:

        "Performance Factor" shall mean the sum of (a) the Growth Factor (as
         ------------------
defined herein) and (b) the Profit Factor (as defined herein).

        "Growth Factor" shall mean the product of (a) the fraction, the
         -------------
numerator of which shall be the actual revenues of the Company for such year, and the denominator of which shall be the Targeted Revenues (as defined herein), and (b) the Growth Weight (as defined herein).

        "Profit Factor" shall mean the product of (a) the fraction, the
         -------------
numerator of which shall be the actual net earnings of the Company for such year, and the denominator of which shall be the Targeted Profits (as defined herein), and (b) the Profits Weight (as defined herein).

        "Targeted Revenues" shall have the value set forth on Schedule A hereto.
         -----------------                                    ----------

        "Growth Weight" shall have the value set forth on Schedule A hereto.
         -------------                                    ----------

        "Targeted Profits" shall have the value set forth on Schedule A hereto.
         ----------------                                    ----------

        "Profits Weight" shall have the value set forth on Schedule A hereto.
         --------------                                    ----------

For the purposes hereof, each of revenues, net earnings and Performance Bonus shall be determined by and set forth in a certificate of the Company's Chief Financial Officer, and shall be based upon the books and records of the Company and calculated in accordance with generally accepted accounting principles consistently applied. Such certificate shall be final and binding on the parties hereto. The Executive's Performance Bonus, if any, shall be paid no later than ten (10) days after the date of the filing by the Company with the Securities and Exchange Commission of its audited financial statements in its Form 10-K Annual Report.

                (c)     Equity Interests. Upon the commencement of his
                        ----------------
employment hereunder, the Company shall grant the Executive five-year options to purchase 300,000 shares (the "Options") of the Company's Common Stock, granted
                              -------
at a price per share equal to the fair market value of such share as of the date of grant, which will vest as to 150,000 shares on January 1, 2005, and as to 150,000 shares on January 1, 2006, all in accordance with and subject to the terms and conditions set forth in a stock option agreement by and between the Company and the Executive to be entered into concurrently herewith.

                (d)     Benefits. During the Employment Term, the Executive
                        --------
shall be entitled to the following benefits:

                        (i) twenty-eight (28) days of annual paid time off ("PTO") in accordance with the Company's PTO policy; and
  ---

                        (ii) participation, subject to qualification and participation requirements, in medical, life or other insurance or hospitalization plans and any pension, profit sharing or other employee benefit plans, presently in effect or hereafter instituted by the Company and applicable to its officers and executive employees.

                (e)     Company Car. During the Employment Term, the Executive
                        -----------
shall be entitled to the use of one Company automobile of the Executive's choice for business purposes, which automobile's retail value shall not exceed $75,000. In addition, the Company shall reimburse the Executive, upon the presentation of appropriate receipts, for all maintenance and repair costs incurred by the Executive in connection with the use of such automobile.

                (f)     Reimbursement of Expenses. The Executive shall be
                        -------------------------
reimbursed for reasonable and necessary expenses incurred by the Executive in performing his employment hereunder, provided such expenses are adequately documented in accordance with the Companies policies.

        5.      Termination.
                -----------

                (a)     Disability. If the Executive, due to physical or mental
                        ----------
injury, illness, disability or incapacity, shall fail to render the services provided for in this Agreement for a consecutive period of three (3) months, or an aggregate of three (3) months in any six (6) month period, the Company may, at its option, terminate the Executive's employment hereunder upon thirty (30) days' written notice to the Executive. If the employment of the Executive is terminated pursuant to this Section 5(a), the Company shall have no further obligations to the Executive hereunder after the date of termination other than the payment or provision, as applicable, to the Executive of (w) the Base Salary accrued and unpaid and PTO accrued and unused through the date of such termination and Base Salary payable in accordance with the Company's payroll policies for a period of three (3) months following such termination,
(x) the pro rata portion of the bonus payment set forth in Section 4(b) hereof, based upon the number of days the Executive was employed during the Company's fiscal year for which such bonus is computed, to the extent the numerical requirements are actually met for the fiscal year in question, which shall be payable at the same time such bonus would have been paid under Section 4(b) hereof, (y) the benefits set forth in Sections 4(d) and 4(e) hereof for a period of three (3) months following such termination, and (z) any unreimbursed business expenses of the Executive that are otherwise reimbursable hereunder. Notwithstanding anything contained to the contrary in this Agreement or any stock option agreement between the Company and the Executive, upon the date of any termination pursuant to this Section 5(a), all stock options granted to Executive shall immediately vest and remain exercisable until the earlier of the twelve (12) month anniversary of the date of such termination and the expiration of such options on the scheduled expiration dates set forth in the stock option agreements related thereto. This provision shall not preclude the Executive from claiming or obtaining such disability benefits to which he may be entitled pursuant to any plan maintained by the Company for disability incurred during the period of his employment by the Company.

                (b)     Death. If the Executive shall die during the term of
                        -----
this Agreement, this Agreement and the Executive's employment hereunder shall terminate immediately upon the Executive's death. If the employment of the Executive is terminated pursuant to this Section 5(b), the Company shall have no further obligations to the Executive hereunder after the date of termination other than the payment or provision, as applicable, to the Executive of (w) the Base Salary accrued and unpaid and PTO accrued and unused through the date of such termination and Base Salary payable in accordance with the Company's payroll policies for a period of three (3) months following such death, (x) the pro rata portion of the bonus payment set forth in Section 4(b) hereof, based upon the number of days the Executive was employed during the Company's fiscal year for which such bonus is computed, to the extent the numerical requirements are actually met for the fiscal year in question, which shall be payable at the same time such bonus would have been paid under Section 4(b) hereof, (y) the benefits set forth in Sections 4(d) and 4(e) hereof for a period of three (3) months following such termination, and (z) any unreimbursed business expenses of the Executive that are otherwise reimbursable hereunder. Notwithstanding anything contained to the contrary in this Agreement or any stock option agreement between the Company and the Executive, upon the date of any termination pursuant to this Section 5(b), all stock options granted to Executive shall also immediately vest and remain exercisable until the earlier of the twelve (12) month anniversary of the date of death and the expiration of such options on the scheduled expiration dates set forth in the stock option agreements related thereto.

        (c)     Cause. Notwithstanding anything to the contrary in this
                -----
Agreement, the Company, upon receipt by the Executive of written notice from the Company, may in good faith terminate this Agreement and the employment of the Executive hereunder for Cause, which, for purposes of this Agreement, shall be defined to mean (i) the continued and repeated failure or refusal by the Executive to perform specific material directives of the Board which is not cured within a reasonable period of time not to exceed sixty (60) days after receipt of written notice from the Company, (ii) embezzlement or any offense involving misuse or misappropriation of money or other property of the Company, (iii) conviction for a felony, (iv) any act of dishonesty that is materially injurious to the Company, or (v) material breach by the Executive of any of the terms of this Agreement other than those contained in this Section 5 which, if curable, has not been cured within ten (10) business days after such written notice; provided, however, that in the event the Company intends to
                --------  -------
terminate the Executive's employment pursuant to clause (ii) or clause (iv) above, then it shall first provide written notice to the Executive stating such intent and shall provide documentation, if any, which the Company reasonably believes supports its allegations to the Executive, and Executive shall be afforded an opportunity to respond in writing or in person to such allegations within ten (10) business days, and, provided, further, that thereafter, and upon
                                    --------  -------
its review and consideration of Executive's response, the Company may immediately terminate the Executive for Cause. If the employment of the Executive is terminated pursuant to this Section 5(c), (i) the Company shall have no further obligations to the Executive hereunder after the date of termination other than the payment to the Executive of (x) the Base Salary accrued and unpaid and PTO accrued and unused through the date of such termination and (y) any unreimbursed business expenses of the Executive that are otherwise reimbursable hereunder, and (ii) the Company shall not be obligated to make any bonus payments to the Executive pursuant to Section 4(b) hereof for the year in which such termination occurs or to provide any of the benefits set forth in Sections 4(d) and 4(e) of this Agreement after the date of such termination, except as may be required by applicable law.

                (d)     Change of Control. In the event that at any time during
                        -----------------
the Employment Term there is a "Change of Control" (as hereinafter defined), (i) the Executive shall, in the exercise of his sole discretion and upon the provision of written notice to the Company within three (3) months after the date of a Change of Control, be entitled to terminate his employment hereunder as of the date of provision of such written notice, and (ii) all of the then unvested Options shall automatically vest and become immediately exercisable, notwithstanding any provision to the contrary in this Agreement or the stock option agreement. Except as set forth in Section 6(a), if the employment of the Executive is terminated pursuant to this Section 5(d), (i) the Company shall have no further obligations to the Executive hereunder after the date of termination other than the payment to the Executive of (x) the Base Salary accrued and unpaid and PTO accrued and unused through the date of such termination, (y) the pro rata portion of the bonus payment set forth in Section 4(b) hereof, based upon the number of days the Executive was employed during the Company's fiscal year for which such bonus is computed, to the extent the numerical requirements are actually met for the fiscal year in question, which shall be payable at the same time such bonus would have been paid under Section 4(b) hereof, and (z) any unreimbursed business expenses of the Executive that are otherwise reimbursable hereunder, and (ii) the Company shall not be obligated to provide any of the benefits set forth in Section 4(d) of this Agreement after the date of such termination, except as may be required by applicable law.

As used herein, a "Change of Control" shall be deemed to have occurred if (i)
                   -----------------
any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person,
                       ------------
but excluding (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, or (C) the Company or any subsidiary of the Company is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% of more of the combined voting power of the Company's then outstanding securities, such person being hereinafter referred to as an Acquiring Person; (ii) individuals who, on the date hereof, are Continuing Directors (as defined below) shall cease for any reason to constitute a majority of the Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For purposes of this paragraph, the term "Continuing Director" shall mean (1) any member of the Board, while such
      -------------------
person is a member of the Board, who is a member of the Board on the date of this Agreement, or (2) any person who subsequently becomes a member of the Board, while such person is a member of the Board (excluding an Acquiring Person or a representative of any Acquiring Person), if such person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

        (e)     By Executive. The Executive may voluntarily terminate this
                ------------
Agreement and the employment of the Executive hereunder at any time for any reason by giving the Company six (6) months prior written notice to the Board. The Board in its sole discretion shall determine whether to require that the Executive perform the Executive's duties pursuant to this Agreement during the notice period; provided, however, that for purposes of this Section 5(e), in any
               --------  -------
event the termination date shall be deemed to be the six (6) month anniversary of the Executive's notice to the Company. If the employment of the Executive is terminated pursuant to this Section 5(e), (i) the Company shall have no further obligations to the Executive hereunder after the date of termination other than the payment to the Executive of (x) the Base Salary accrued and unpaid and PTO accrued and unused through the date of such termination and (y) any unreimbursed business expenses of the Executive that are otherwise reimbursable hereunder, and (ii) the Company shall not be obligated to make any bonus payments to the Executive pursuant to Section 4(b) hereof for the year in which such termination occurs or to provide any of the benefits set forth in Sections 4(d), 4(e) and 4(f) of this Agreement after the date of such termination, except as may be required by applicable law.

        6.      Severance Compensation.
                ----------------------

                (a) In the event the Executive's employment hereunder is terminated by the Executive during the Employment Term in the event of a Change of Control pursuant to Section 5(d), the Company shall provide to the Executive as severance compensation an amount equal to twelve (12) months Base Salary as in effect at that time, payable in equal bi-weekly installments in accordance with the Company's normal payroll policies, and provide to the Executive the benefits set forth in Sections 4(d), 4(e) and 4(f) for such twelve (12) month period.

                (b) In the event the Executive's employment hereunder is terminated by reason of the Company's decision not to renew this Agreement upon the conclusion of the Employment Term ending on December 31, 2006, the Company shall provide to the Executive as severance compensation an amount equal to six
(6) months Base Salary as in effect at that time, payable in equal bi-weekly installments in accordance with the Company's normal payroll policies, and provide to the Executive the benefits set forth in Sections 4(d), 4(e) and 4(f) for such six (6) month period.

                (c) In the event the Executive receives severance compensation under this Section 6, the Executive shall not be entitled to receive any other compensation or benefits under this Agreement after the termination of the Executive's employment hereunder and, as a condition to receiving such severance compensation, the Executive hereby agrees that he shall have no other claim against the Company by reason of this Agreement other than to enforce the terms of this Agreement.

        7.      Ownership of Intellectual Property.
                ----------------------------------

                (a) The Executive recognizes and agrees that all copyrights, trademarks or other intellectual property rights to created works arising in any way from, or related to, the Executive's employment by the Company are the sole and exclusive property of the Company, and Executive agrees to not assert any rights to those works against the Company or any third-parties and agrees to assist the Company in any way requested to procure or protect the Company's rights to those works. (b) For purposes of this Section 7 and the following
Section 8, the term "Company" shall mean and include any and all subsidiaries, parents and affiliated corporations or entities of the Company in existence from time to time during the Employment Term.

        8.      Non-Disclosure of Confidential Information and Non-Competition.
                --------------------------------------------------------------

                (a) The Executive represents that he has been informed that it is the policy of the Company to maintain as secret and confidential all information relating to (i) the computer software, products, processes and/or business concepts used by the Company and (ii) the customers and employees of the Company ("Confidential Information"), and the Executive further acknowledges
              ------------------------
that such Confidential Information is of great value to the Company and is the property of the Company. The parties recognize that the services to be performed by the Executive are special and unique, and that by reason of this employment by the Company, he will acquire Confidential Information as aforesaid. The parties confirm that to protect the Company's goodwill, it is reasonably necessary that the Executive agree, and accordingly the Executive does hereby agree, that he will not directly or indirectly (except where authorized by the Board for the benefit of the Company or as required by law, or a court of competent jurisdiction or subpoena):

                        A. at any time during his employment hereunder or after he ceases to be employed by the Company, divulge to any persons, firms or corporations other than the

Company (hereinafter referred to collectively as "Third Parties"), or use, or
                                                  -------------
cause to authorize any Third Parties to use, any such Confidential Information;
or

                        B. at any time during his employment hereunder and for a period of six (6) months after he ceases to be employed by the Company (the "Restricted Period"), solicit or cause or authorize, directly or
      -----------------
indirectly, to be solicited for employment, for or on behalf of himself or Third Parties, any persons who were at any time within six (6) months prior to the cessation of his employment hereunder, employees of the Company; provided,
                                                                 --------
however, that this paragraph B shall not apply to or include persons who respond
-------
to any general public advertisement or job posting; or

                        C. at any time during his employment hereunder and during the Restricted Period, employ or cause or authorize, directly or indirectly, to be employed, for or on behalf of himself or Third Parties, any such employees of the Company; provided, however, that this paragraph C shall
                               --------  -------
not apply to or include persons who respond to any general public advertisement or job posting; or

                        D. at any time during his employment hereunder, accept employment with or participate, directly or indirectly, as owner, stockholder, director, officer, manager, consultant or agent or otherwise use his special, unique or extraordinary skills or knowledge with respect to the business of the Company or of any affiliate of the Company in or with any business, firm, corporation, partnership, association, venture or other entity or person which is engaged in the business of designing, developing or providing software services to the property and casualty insurance industry, except that this paragraph D shall not be construed to prohibit the Executive from owning up to 5% of the securities of a corporation which are publicly traded on a national securities exchange or in the over-the-counter market or from being employed by an insurance or other company which may design and market software provided the designing and marketing of software is not a predominant and principal part of the business of such other company or concern; or

                        E. at any time during his employment hereunder, solicit or cause or authorize, directly or indirectly, to be solicited, for or on behalf of himself or Third Parties, any business with respect to designing, developing or providing software services to the property and casualty insurance industry from Third Parties who were, at any time within one (1) year prior to the cessation of his employment hereunder, customers of the Company for such business; or

                        F. at any time during his employment hereunder, accept or cause or authorize, directly or indirectly, to be accepted, for or on behalf of himself or Third Parties, any such business from any customers of the Company.

                (b) The Executive agrees that he will not, at any time, remove from the Company's premises any confidential Company drawings, notebooks, data and other documents and materials relating to the business and procedures heretofore or hereafter acquired, developed and/or used by the Company without prior written consent of the Board, except as reasonably necessary to the discharge of his duties hereunder.

                (c) The Executive agrees that, upon the expiration of this employment by the Company for any reason, he shall forthwith deliver up to the Company any and all documents, books, manuals, lists, records, publications or other materials, whether in written, electronic or other form, passwords, key, credit cards, equipment or other articles that came into the Executive's possession or under his control in connection with the Executive's employment by the Company and to maintain no copies or duplicates without the prior written approval of the Board.

                (d) The Executive agrees that any breach or threatened breach by him of any provision of this Section 8 shall entitle the Company, in addition to any other legal remedies available to it, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach. The parties understand and intend that each restriction agreed to by the Executive hereinabove shall be construed as separable and divisible from every other restriction, and that the unenforceability, in whole or in part, of any other restriction, will not effect the enforceability of the remaining restrictions and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. No waiver of any one breach of the restrictions contained in this Section 8 shall be deemed a waiver of any future breach.

                (e) The Executive hereby acknowledges that he is fully cognizant of the restrictions put upon him by this Section 8, and that the provisions of this Section 8 shall survive the termination of this Agreement and his employment with the Company.

        9.      Life Insurance. The Executive agrees that the Company may apply
                --------------
for and purchase one or more life insurance policies on the life of the Executive in such amount or amounts as the Company deems appropriate. The Company shall be the sole beneficiary of such insurance policy or policies and the Executive hereby acknowledges that the Company has an insurable interest in his life. The Executive agrees to cooperate with the Company in obtaining any insurance on the life or on the disability of the Executive which the Company may desire obtain for its own benefit and shall undergo such physical and other examinations, and shall execute any consents or applications, which the Company may reasonably request in connection with the issuance of one or more of such insurance policies. The Company hereby agrees to cancel such life insurance policy with respect to the Executive immediately upon the termination of his employment hereunder.

        10.     Notices. All notices, requests, demands or other communications
                -------
hereunder shall be deemed to have been given if delivered in writing personally or by certified mail to each party at the address set forth below, or at such other address as each party may designate in writing to the other:

                        If to the Company:

                        Cover-All Technologies Inc.
                        18-01 Pollitt Drive
                        Fair Lawn, New Jersey 07410
                        Attention:  Chairman

                        With a copy to:

                        Piper Rudnick LLP
                        1251 Avenue of the Americas
                        New York,  New York  10020
                        Attention:  Leonard Gubar, Esq.

                        If to the Executive:

                        John Roblin
                        71 Spring Hill Road
                        Annandale, New Jersey 08801

        11.     Entire Agreement. This Agreement contains the entire
                ----------------
understanding of the parties with respect to the subject matter hereof, supersedes any prior agreement between the parties, and may not be changed or terminated orally. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced. No provision hereof shall be construed against a party because that provision or any other provision was drafted by or at the direction of such party.

        12.     Successors and Assigns. This Agreement shall be binding upon and
                ----------------------
shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

        13.     Severability. In the event that any one or more of the
                ------------
provisions of this Agreement shall be declared to be illegal or unenforceable under any law, rule or regulation of any government having jurisdiction over the parties hereto, such illegality or unenforceability shall not affect the validity and enforceability of the other provisions of this Agreement.

        14.     Counterparts. This Agreement may be executed in one or more
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        15.     Governing Law. All matters concerning the validity and
                -------------
interpretation of the performance under this Agreement shall be governed by the laws of the State of New Jersey, whose courts or the federal courts located in the District of New Jersey shall have exclusive jurisdiction over the parties to which they consent.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                        COVER-ALL TECHNOLOGIES INC.



                        By: /s/ Ann F. Massey
                            ---------------------------------------
                            Name: Ann F. Massey
                            Title: CFO


                        /s/ John Roblin
                            ---------------------------------------
                            John Roblin



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